                                        [GRAPHIC]

                                        Umbrella


Travelers Series Fund Inc.

Prospectus


August 11, 2003, as revised
September 8, 2003



SB ADJUSTABLE RATE INCOME PORTFOLIO
Smith Barney Class




  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This Prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

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   Contents
Travelers Series Fund Inc. consists of 15 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 15 funds offers different levels of potential return and involves different levels of risk.


                                                                         Page
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  Investments, Risks and Performance....................................    2

  More on the Fund's Investments and Related Risks......................    6

  Management............................................................    8

  Share Transactions....................................................    9

  Share Price...........................................................    9

  Dividends, Distributions and Taxes....................................   10

  Prior Performance Information for Similar Fund........................   11

  Financial Highlights..................................................   12

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

Investments, Risks and Performance

SB Adjustable Rate Income Portfolio


 Investment objective

 The fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

 Principal investment strategies

 Key investments The fund normally invests at least 80% of its net assets in adjustable rate securities. The fund may also invest up to 20% of its net assets in fixed rate debt securities.

 Additional investments For information on the fund's additional investments and related risks, please read pages 6-7.
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                               The securities in which the fund may invest
                               include U.S. government securities, corporate debt securities, privately issued mortgage backed securities, asset backed securities and collateralized mortgage obligations (CMOs) and mortgage-related derivative securities, including government stripped mortgage backed securities (SMBS). Interests in CMOs entitle the holder to specified cash flows from a pool of mortgages. In regard to the privately issued asset backed securities in which the fund may invest, such securities may represent interests in various types of underlying receivables such as home equity loans and automobile and credit card receivables.

                               Unlike fixed rate securities, the interest rates of the fund's adjustable rate mortgage and asset backed securities are periodically readjusted to reflect current changes in interest rates. Readjustments typically occur between one and 36 months. Therefore, the fund's net asset value generally will not rise or fall inversely to changes in market interest rates as sharply as it would if the fund invested primarily in fixed rate securities.

                               The fund may, from time to time, borrow money to buy additional securities. The fund may borrow from banks or other financial institutions or through reverse repurchase agreements. The fund may borrow up to 33 1/3% of the value of its total assets.

                               Credit quality The fund invests in U.S.
                               government securities and securities rated at the time of purchase in the two highest long-term rating categories by a nationally recognized rating agency. The fund may invest up to 20% of its assets in securities that are unrated but determined to be of a quality equivalent to such two highest categories by the fund's manager.

                               Maturity The fund's dollar weighted average life (or period until next interest rate reset date) will normally be between 1 and 3 years.

                               Selection process The fund's manager seeks to achieve low volatility of net asset value by diversifying the fund's assets among investments the manager believes will, in the aggregate, be resistant to significant fluctuations




Travelers Series Fund
in market value. The manager evaluates the attractiveness of different sectors of the bond market and values individual securities within those sectors relative to other available securities.

In selecting individual securities for the fund's portfolio, the manager takes into account various factors that may affect the fund's volatility, including:

..Remaining time to the security's next interest rate reset date
..The security's payment characteristics
..The security's impact on the dollar weighted average life of the fund's portfolio

Principal risks of investing in the fund

Investing in U.S. government and other adjustable rate securities can provide benefits, but it may also involve risks. Investors could lose money in the fund or the fund may not perform as well as other investments if any of the following occurs:

..The rate of prepayment of principal on mortgages or other obligations underlying securities in the fund's portfolio increases during periods of decreasing interest rates. Borrowers then tend to prepay as they refinance their mortgages or other obligations at lower rates. The manager will generally be unable to reinvest the prepayment proceeds at similar rates of return to those anticipated for the securities whose obligations have been prepaid. This is known as prepayment risk.
..The obligors on a mortgage or other obligation underlying a privately issued security in the fund's portfolio default on their obligation to pay principal or interest, or the security's credit rating is downgraded by a rating organization or is perceived by the market to be less creditworthy.
..Interest rates go down, since the adjustable nature of the fund's investments makes it difficult to "lock in" a favorable rate of return in a declining interest rate environment.
..During a period of rapidly rising interest rates, the changes in the coupon rates of the fund's adjustable rate securities temporarily lag behind changes in market rates. You could suffer loss of principal if you sell shares of the fund before interest rates on mortgages underlying the fund's securities are adjusted to reflect current market rates.
..Interest rates increase, causing the value of the fund's fixed income securities to decline, which would reduce the value of the fund's portfolio. ..The manager's judgment about interest rates or the attractiveness, value or income potential of a particular security proves to be incorrect.

The yield to maturity of an interest only (IO) class of SMBS is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security's yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, the fund may fail to recoup fully its initial investment in IOs.

The fund employs leverage (i.e., borrows money), which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Asset backed securities are newer instruments than mortgage backed securities and may be subject to a greater risk of default during periods of economic downturn. Asset backed securities may be less liquid than mortgage backed securities.

Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, this guarantee does not apply to losses resulting from declines in the market value of these securities.

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                                                          Travelers Series Fund

                                                                             3

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Performance Summary

As the fund has not commenced operations, no performance information is available as of the date of this Prospectus.


Travelers Series Fund

4

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 Fee Table

 Shareholder fees (paid directly from your investment)

          Maximum sales charge on purchases            Not Applicable
          Maximum deferred sales charge on redemptions Not Applicable

 Annual fund operating expenses (expenses that are deducted from fund assets)

                 Management fees                          0.60%
                 Distribution and service (12b-1) fees    0.25%
                 Other expenses                           0.21%
                 Total annual fund operating expenses     1.06%

Fees and Expenses
"Other Expenses" are based on estimated amounts for the current fiscal year.
--------------------------------------------------------------------------------
 Example

 Number of years you owned your shares              1 year   3 years
 Your costs would be                                $108     $337
 The example
 assumes:          . You invest $10,000 for the period shown
                   . You reinvest all distributions and dividends without a
                     sales charge
                   . The fund's operating expenses remain the same
                   . Your investment has a 5% return each year
                   . Redemption of your shares at the end of the period

As an investor in the fund, you will incur various operating costs, including management expenses. You will also incur fees associated with the insurance contracts you purchase. The fee table and expense example do not include fees from the insurance contracts. If the fee table and expense example included these fees, the figures shown would be higher. Detailed information about the cost of investing in this fund is presented in the accompanying contract prospectus through which the fund's shares are offered to you.

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.



                                                          Travelers Series Fund

                                                                             5

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More on the Fund's Investments and Related Risks

Additional investments and investment techniques

---------------------------------------------------------------------------------------------------------------------------
The section entitled "Investments,
Risks and Performance" describes
the fund's investment objective and
its principal investment strategies
and risks. This section provides
some additional information about
the fund's investments and certain
investment management techniques
the fund may use. More information
about the fund's investments and
portfolio management techniques,
some of which entail risk, is included
in the Statement of Additional In-
formation (SAI). To find out how to
obtain an SAI, please turn to the
back cover of this prospectus.
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Derivatives and hedging                The fund may, but need not, use derivative contracts, such as interest rate fu-
techniques                             tures contracts and options on securities and securities indices and options on these futures to hedge against the economic impact of adverse changes in the market value of its securities, because of changes in interest rates.

                                       The fund may enter into interest rate transactions primarily to hedge its portfo-
                                       lio of adjustable rate securities against fluctuations in interest rates. The fund may purchase an interest rate cap as a hedge against an increase in interest rates above the cap on an adjustable rate security held by the fund. The fund may also purchase an interest rate floor as a hedge against a decrease in interest rates below the floor on an adjustable rate security.

                                       A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the fund's market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.
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Foreign Investments                    The fund may invest up to 10% of its total assets in U.S. dollar denominated securities of foreign issuers, including mortgage backed securities and asset backed securities issued by foreign entities.

                                       The value of the fund's foreign securities may decline because of unfavorable government actions, political instability or the more limited availability of accu-
                                       rate information about foreign issuers.
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



Travelers Series Fund

6

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
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Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
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

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Portfolio turnover The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from a fund's performance.
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



                                                          Travelers Series Fund

Management

The Manager

Smith Barney Fund Management LLC ("SBFM") is the fund's manager. SBFM selects investments for the fund.

Smith Barney Fund Management LLC

SBFM is a wholly owned subsidiary of Citigroup, Inc. Citigroup businesses offer a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. SBFM is located at 399 Park Avenue, New York, New York 10022. SBFM acts as investment manager to investment companies having aggregate assets of approximately $110 billion as of June 30, 2003.

The management fee SBFM receives from the fund for its services is equal to 0.60% of the fund's average daily net assets.

The Portfolio Managers

The table below sets forth the names and business experience of the fund's portfolio managers.

 Fund                       Portfolio Manager                    Business Experience

 SB Adjustable Rate Income  David A. Torchia (since inception of Investment Officer, SBFM;
 Portfolio                  fund)                                Managing Director of Citigroup
                            SBFM                                 Global Markets Inc.
                            399 Park Avenue
                            New York, New York 10022
                                                                 Investment Officer, SBFM;
                            Theresa M. Veres (since inception of Director of Citigroup Global
                            fund)                                Markets Inc.
                            SBFM
                            399 Park Avenue
                            New York, New York 10022
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

Distribution Plan The fund has adopted a Distribution (12b-1) Plan that allows it to pay distribution and service fees for the sale and distribution of Smith Barney Class shares and for services provided to shareholders. The plan permits the fund to pay the fund's distributor an annual fee, not to exceed 0.25% of the average daily net assets of the fund's Smith Barney Class shares. The distributor may use this fee as well as other assets of the distributor to compensate sponsoring insurance companies for sales of shares. Payments may also be made to financial institutions, industry professionals and broker-dealers for providing distribution assistance and other shareholder services relating to the sale of the fund's shares. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Transfer Agent and Shareholder Servicing Agent

Citicorp Trust Bank, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.



Travelers Series Fund

Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund's shareholders.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange is closed or as permitted by the SEC in extraordinary circumstances.

Share Price

The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange. If the New York Stock Exchange closes early, the fund accelerates the calculation of its net asset value to the actual closing time.

The fund generally values its portfolio securities based on market prices or quotations. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's Board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost where the Board has determined that amortized cost approximates fair value. Corporate debt securities, mortgage-backed securities and asset backed securities held by the fund are valued on the basis of valuations provided by dealers in those instruments or by an independent pricing service approved by the Board of Directors.



                                                          Travelers Series Fund

Dividends, Distributions and Taxes

The fund intends to qualify and be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

The fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment. Each agency or instrumentality of the U.S. government is considered a separate issuer for purposes of these diversification requirements. An alternative diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.



Travelers Series Fund

10

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Prior Performance Information for Similar Fund

In managing the fund's investments, the manager will employ substantially the same investment policies and strategies as are used for the Smith Barney Adjustable Rate Income Fund ("Similar Fund"). The day-to-day portfolio management of the Similar Fund is handled by the same portfolio management team at SBFM that will be responsible for the fund. The performance data below shows the prior performance of Class L shares of the Similar Fund, not the performance of the fund. Past performance does not guarantee future results. Consequently, the performance should not be considered an indication of future performance of the fund or SBFM. Performance can vary due to differences in fees, expenses, cash flow into and out of accounts, historical market conditions and other factors. The Similar Fund has other classes whose assets are invested in the same portfolio of securities as the Class L shares. The performance of these classes is not materially different from the performance presented here. However, the performance of the Class L shares differs from the returns earned by the other classes of shares of the Similar Fund to the extent that the other classes have different fees and expenses.

The performance information shown has been calculated in accordance with the Securities and Exchange Commission's standardized formula, but excludes the impact of any variable annuity and variable life insurance contract charges. If these contract charges were reflected, performance would have been lower.

The performance information shown represents the performance of the Class L shares of the Similar Fund inclusive of advisory fees and all other expenses of the Class L shares. Additionally, the performance results reflect reinvestment of dividends and other earnings. Performance figures do not reflect expenses incurred from investing through an insurance company separate account which funds certain variable annuity and variable life insurance contracts and would be reduced if such charges were reflected.

                                    [CHART]

% Total Return

1993    1994   1995   1996   1997   1998  1999    2000  2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----  ----
3.09%  2.38%  7.98%  5.07%  5.59%  4.25%  4.40%  6.23%  5.38%  3.05%

Calendar years ended December 31


                              For the periods included in the bar chart:

                              Best Quarter: 2.77%, 1st quarter 1995 Worst
                              Quarter: 0.04% in 2nd quarter 1994
                              Year to date: 0.50% through June 30, 2003.



                                                          Travelers Series Fund

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
 Average Annual Total Returns For Calendar Years Ended December 31, 2002
                                                                                                         Inception
Class L+                                                                   1 year   5 years   10 years    Date
      Return before taxes                                                  3.05%    4.66%      4.74%    06/22/92
      Return after taxes on distributions                                  1.82%    2.70%      2.77%
      Return after taxes on distributions and sale of fund shares          1.86%    2.75%      2.81%
      Merrill Lynch 1-3 Year Treasury Index*                               5.88%    6.48%      6.08%
      Citigroup 6 Month U.S. Treasury Bill Index*                          1.91%    4.50%      4.69%

 + Prior to August 5, 2002, Class L shares were designated Class A shares.
 * Index performance reflects no deductions for fees, expenses or taxes.

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Financial Highlights

As the fund has not yet commenced operations, no financial information is available as of the date of this Prospectus.




Travelers Series Fund

Travelers Series Fund Inc.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor's financial consultant if you do not want this policy to apply to you.

Statement of additional information. The Statement of Additional Information
(SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-842-8573 or writing to Travelers Series Fund Inc., 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

                      SB Adjustable Rate Income Portfolio

(Investment Company Act file no. 811-08372)
FD0238      9/03